Exhibit 99.2

Baird Industrial Conference Dr. Michael J. Hartnett, President and CEO November 8, 2006

Safe Harbor Statement This document contains, or may be deemed to contain, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including outlooks, projections of earnings, revenue or other financial items relating to the Company, any statement of the plans, strategies and objectives of management for future operations; any statements concerning proposed future growth rates in the markets we serve; any statements of belief; any characterization of and the Company’s ability to control contingent liabilities; anticipated trends in the Company’s businesses; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words “may”, “estimate”, “intend”, “continue”, “believe”, “expect”, “anticipate” and other similar words. Although the Company believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties beyond the control of the Company. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to general economic conditions, geopolitical factors, future levels of general industrial manufacturing activity, future financial performance, market acceptance of new or enhanced versions of the Company’s products, the pricing of raw materials, changes in the competitive environments in which the Company’s businesses operate, the outcome of pending or future litigation and governmental proceedings and approvals, estimated legal costs, increases in interest rates, the Company’s ability to meet its debt obligations, and risks and uncertainties listed or disclosed in the Company’s reports filed with the Securities and Exchange Commission, including, without limitation, the risks identified under the heading “Risk Factors” set forth in the Company’s Annual Report filed on Form 10-K on June 16, 2006. The Company does not intend, and undertakes no obligation, to update or alter any forward-looking statement.

RBC Overview

RBC Overview Leading international manufacturer of highly–engineered, custom, performance–critical bearings IPO in August 2005 Secondary in April 2006 18 facilities worldwide 1,800 employees worldwide 15 acquisitions in 15 years Fiscal 2006: Net Sales up13%, Adjusted Operating Income up 30% Fiscal 2007 YTD (Six Months): Net Sales up 13%, Adjusted Operating Income up 27%

Two-thirds of net sales from products with #1 or #2 market position Significant barriers to entry Stable recurring revenue base Broad diversification across customers and end markets Strong growth drivers for core business Multiple new growth opportunities Track record of successfully integrating new acquisitions Deep and experienced management team Investment Highlights

Business Overview

Precision Industrial Applications

Precision Aircraft Bearings

Significant Barriers to Entry – “The Moat” Specialized products Market requires high service levels, extensive technical support, short lead times and small production runs Highly engineered and proprietary products Approximately 40% of sales from sole–source or proprietary products requiring difficult approval process High customer switching costs Custom designed and certification approval process Stringent certification process Lengthy approval process required for many OEM, FAA and defense market products

Stable Recurring Revenue Base – “The Franchise” Extensive installed base of proprietary products Require frequent replacement Strong, long–term customer relationships Focus on customer service and aftermarket support Long–term contracts and sole–source agreements Aftermarket sales represent approximately 56% of revenues by design High sales visibility

Strong Customer Base Aerospace Defense Industrial Aftermarket Serve a broad range of end markets and many blue chip customers, adding value through specialty precision bearing applications

Demonstrated Acquisition Model Acquisition Track Record: 15 successful acquisitions in 15 years Average purchase multiple of 6.0x at acquisition and 2.1x pro forma Acquisition Criteria: Small, undervalued Complementary products / channels Significant margin potential Cash flow enhancing Post Acquisition Strategy: Adjust pricing to reflect value delivered – “80/20” Redesign manufacturing to achieve cost savings – “financial architecture” Achieve purchasing economies, increasing reach to broad national and international markets

Growth Strategy

Strong Outlook for RBC's Core Business

Market Segment	FY'07	Cycle	Direction
Industrial OEM			
Machine Tool and Specific Equipment	G+	Mid	Steady ++
Construction and Mining	E	Mid	Steady +
Pumps and Hydraulics	E		
Semiconductor Equipment	G+	Early	Volume Building
Material Handling	G		
Oil and Natural Resources	E	Mid	Steady
Agriculture	G		
Heavy Truck	P/G	Late	Declining
Aftermarket			
Aerospace	E	Mid	Volume Building
Industrial	G	Mid	Steady
Aerospace OEM			
Airframe OEM	E	Mid	Volume Building
Aero Engine (Europe and US)	E		
Space	P+		
Defense	E	Mid	Volume Building

Poor Good Excellent

P G E

Note: Shading indicates RBC revenue driver.

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RBC BEARINGS

Multiple New Growth Opportunities Large pipeline of important new platforms New products for existing platforms Increasing aftermarket penetration Boeing 787 Airbus A380 Airbus A400 Air Cargo GE90 SNECMA GE90 Black Hawk Apache Harrier Aircraft J Star JSF PWA F100 McMaster Carr Applied Materials

Selected Growth Opportunities Airbus Boeing Commercial Airplanes Primary supplier of wing bearings Sole US provider of airframe bearing products A400, A380 program under development 456 planes to be delivered in CY'06 (+21% yoy) Primary supplier of wing bearings Major supplier of airframe bearings for subcomponents 787 applications under development 395 planes to be delivered in CY’06 (+36% yoy), and 443 in CY’07 (+12% yoy) RBC’s Position $1.9 trillion of jet aircraft demand over the next 20 years Firm orders increased 70% to 1,791 at end of 2005, with $124bn of contractual backlog Record backlog of 2,177 aircraft valued at $220bn at end of 2005 ______________ Source: Boeing public filings and management guidance issued on Feb. 1, 2006. Airbus “Annual Review 2005” from its website. Airbus expects to reach a monthly production rate of eight A330s/A340s and 30 A320 family aircraft in 2006.

Selected Growth Opportunities Strategically manage inventory to better respond to, and capitalize on, distributor demand (“one-stop supplier”) Expand our base of independent distributors through RBC e-Shop™ Geographically expand our sales force Increase use of Internet-based sales RBC’s Position 35% growth rate demonstrated year-over-year

Financial Overview

A Track Record of Growth



10-Year Net Sales CAGR = 13%
Net Sales ($mm)
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Global Recession
$82.2
$93.4
$136.0
$147.9
$177.1
$176.4
$168.3
$172.9
$187.3
$243.0
$274.5
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Fiscal Year Ended March

18

Strong Current Momentum Revenue ($mm) 13% Adjusted Operating Income (1) Adjusted Net Income (2) __________________ See reconciliation of Reported Operating Income to Adjusted Operating Income – slide 23 See reconciliation of Reported Net Income to Adjusted Net Income – slide 23 44% 30% ($mm) ($mm) $243.0$274.5$0$50$100$150$200$250$30020052006$35.0$45.4$0$10$20$30$40$50$6020052006$13.5$19.3$0$5$10$15$20$25$3020052006

Strong Current Momentum Revenue ($mm) 13% Adjusted Operating Income (1) Adjusted Net Income (2) 102% 27% ($mm) ($mm) __________________ See reconciliation of Reported Operating Income to Adjusted Operating Income – slide 24 See reconciliation of Reported Net Income to Adjusted Net Income – slide 24 $131.4$148.5$0$20$40$60$80$100$120$140$1601H'061H'07$21.0$26.8$0$5$10$15$20$25$30$351H'061H'07$7.5$15.2$0$2$4$6$8$10$12$14$16$18$201H'061H'07

Appendix

Non-GAAP Financial Measures In addition to disclosing results of operations that are determined in accordance with generally accepted accounting principles (“GAAP”), this document also discloses non-GAAP results of operations that exclude certain charges. These non-GAAP measures adjust for charges that Management believes are unusual. Management believes that the presentation of these non-GAAP measures provides useful information to investors regarding the Company’s results of operations, as these non-GAAP measures allow investors to better evaluate ongoing business performance. Investors should consider non-GAAP measures in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Reconciliations of the non-GAAP measures disclosed in this document with the most comparable GAAP measures are included in the Appendix to this document.

Reconciliation of Non-GAAP Financial Measures

	Fiscal Year Ended			
	April 1, 2006		April 2, 2005	
Reconciliation of Reported Operating Income to Adjusted Operating Income:				
Reported operating income	$	38,579	$	32,139
Stock options compensation expense		365		420
Non-recurring compensation expense		5,200		-
Management service fees		173		474
Disposal of fixed assets		24		1,989
Plant consolidation costs		1,024		-
Adjusted operating income	$	45,365	$	35,022
Reconciliation of Reported Net Income to Adjusted Net Income:				
Reported net income	$	12,439	$	7,260
Stock options compensation expense (1)		238		265
Non-recurring compensation expense (1)		3,390		-
Management service fees (1)		113		299
Disposal of fixed assets (1)		16		1,253
Loss on early extinguishment of debt (1)		2,459		4,379
Plant consolidation costs (1)		668		-
Adjusted net income	$	19,322	$	13,455
(1) Item was tax effected at the effective tax rate.				

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RBC BEARINGS

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Reported Operating Income to Adjusted Operating Income:		Six Months Ended September 30, 2006		October 1, 2005
Reported operating income	$	26,108	$	15,491
Stock options compensation expense		252		142
Non-recurring compensation expense		-		5,200
Management service fees		-		173
Nice facility consolidation expense		315		-
Disposal of fixed assets		116		30
Adjusted operating income	$	26,791	$	21,036

Reconciliation of Reported Net Income and Net Income Per Common Share to Adjusted Net Income and Adjusted Net Income Per Common Share:		Six Months Ended September 30, 2006		October 1, 2005
Reported net income (loss)	$	12,402	$	1,385
Stock options compensation expense (1)		163		93
Non-recurring compensation expense (1)		-		3,406
Management service fees (1)		-		113
Nice facility consolidation expense		204		-
Disposal of fixed assets (1)		75		20
Loss on early extinguishment of debt (1)		2,315		2,470
Adjusted net income	$	15,159	$	7,487

(1) Item was tax effected at the effective tax rate.

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RBC BEARINGS